Supplement dated October 2, 2000 to the Statement of Additional
 Information dated May 1, 2000 as supplemented June 12, 2000 of
BURNHAM INVESTORS TRUST



The following replaces information found on page thirty-seven of the Statement of Additional Information under the paragraph entitled
CUSTODIAN:

PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as Custodian of the Trust's securities and cash.